INCOME TAXES	9 Months Ended
Sep. 30, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company recorded no Federal income tax benefit for the nine months ended September 30, 2017 because there is a full valuation allowance on the incremental deferred tax assets created during the period. A tax benefit of approximately $1.6 million would have been recorded for the nine months ended September 30, 2017, had there not been a full valuation allowance. In determining the estimated annual effective income tax rate, the Company analyzes various factors, including projections of our annual earnings and taxing jurisdictions in which the earnings will be generated, the impact of state and local income taxes, their ability to use tax credits and net operating loss carry forwards, and available tax planning alternatives. As of September 30, 2017 and December 31, 2016, the Company provided a valuation allowance against its net deferred tax assets since the Company believes it is more likely than not that its deferred tax assets will not be realized.

The benefit from income taxes for the nine months ended September 30, 2017 and 2016 is set forth below:

	2017	2016
	(Unaudited)	(Unaudited)
Current
Federal	$—	—
State	8,000	13,000
Prior Year (over)/under Accrual
Federal income tax refund	(178,000)	30,000
Total Current Expense	(170,000)	43,000
Deferred Tax Benefit	—	(2,145,000)
Net Benefit from Income Taxes	$(170,000)	(2,102,000)